UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 15, 2003

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 15 pages.

ITEM 9.   Regulation FD Disclosure (Information provided pursuant to Item 12)

          The purpose of this Current Report on Form 8-K is to file BB&T’s second quarter 2003 earnings release and to reconcile BB&T’s 2003 operating earnings projections, which were provided in the earnings release, to amounts calculated in accordance with generally accepted accounting principles.

Reconciliation of Projected 2003 Operating Earnings Per Share to Earnings Per Share

Operating Diluted Earnings Per Share	$2.75	to	$2.85
Effect of:
Merger-related charges, net of tax	(0.08)		(0.08)
Loss on early retirement of debt, net of tax	(0.49)		(0.49)
Other, net of tax (1)	(0.03)		(0.03)

Diluted Earnings Per Share	$2.15	to	$2.25

(1) Reflects nonrecurring contributions made by an affiliated trust.

EXHIBIT INDEX

Exhibit 99.1 Quarterly Performance Summary issued July 14, 2003

July 14, 2003

FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS		MEDIA
Tom A. Nicholson	Scott E. Reed	Bob Denham
Senior Vice President	Sr. Exec. Vice President	Senior Vice President
Investor Relations	Chief Financial Officer	Public Relations
(336) 733-3058	(336) 733-3088	(336) 733-1002

BB&T announces 2nd quarter net income of $316.2 million; operating earnings per share increase 4.4%

          WINSTON-SALEM, N.C. — BB&T Corporation (NYSE: BBT) reported today second quarter 2003 net income totaling $316.2 million, or $.67 per diluted share. Net income for the current quarter and diluted earnings per share reflected decreases of 3.6% and 1.5%, respectively, compared with $328.0 million and $.68 per diluted share earned during the second quarter of 2002. The decreases in current period performance were the result of merger-related and other nonrecurring charges.

          Excluding the effects of merger-related charges and other nonrecurring expenses, operating earnings totaled $336.9 million for the second quarter of 2003, an increase of 2.4% compared to 2002. Diluted operating earnings per share for the second quarter were $.71, an increase of 4.4% compared with the $.68 earned during the same period last year.

          BB&T’s second quarter 2003 net income produced annualized returns on average assets and average shareholders’ equity of 1.57% and 16.38%, respectively. On an operating basis, the annualized returns on average assets and average shareholders’ equity were 1.67% and 17.45%, respectively.

          Cash basis operating results exclude the effects of intangible assets and related amortization expenses, as well as merger-related and other nonrecurring charges. Cash basis operating earnings totaled $341.1 million for the second quarter of 2003, or $.72 per diluted share. These results reflect increases of 2.5% in cash basis operating earnings and 4.3% in cash basis diluted operating earnings per share compared with results for the second quarter of 2002. Cash basis operating earnings for the current quarter produced an annualized return on average tangible assets of 1.73% and an annualized return on average tangible shareholders’ equity of 23.38%.

          “Overall, I am pleased with our performance for the second quarter of 2003, particularly given the challenges created by the prolonged economic slowdown,” said Chairman and Chief Executive Officer John A. Allison. “Our second quarter results were driven by strong performances from our noninterest income generating businesses. We are also encouraged by the improvement in asset quality during the quarter. At the same time, despite some recent positive signs in the economy, commercial loan demand in our markets remains soft. In addition, historically low interest rates have resulted in contracting net interest margins and downward pressure on net interest income.”

          For the first six months of 2003, BB&T’s net income was $644.0 million, or $1.36 per diluted share. These earnings reflect increases of 1.0% and 1.5%, respectively, compared to 2002. Excluding merger-related and other nonrecurring costs, operating earnings for the first six months of 2003 were $667.7 million, or $1.41 per diluted share, reflecting increases of 4.6% and 5.2%, respectively, compared with 2002.

Earnings Growth Driven by 19.8% Increase in Noninterest Income

          The positive trends in many of BB&T’s noninterest income generating businesses continued during the second quarter. Total noninterest income was $461.1 million for the quarter, an increase of 19.8% compared with the same period in 2002. Higher revenues from BB&T’s insurance operations, as well as growth in income from investment banking and brokerage fees and commissions, and other nondeposit fees and commissions, were the primary contributors to this growth.

          BB&T’s insurance operations experienced strong growth during the current quarter with insurance commissions increasing 30.0% to $101.5 million compared with $78.0 million earned during the second quarter of 2002. The expansion of BB&T’s insurance network through acquisitions of insurance agencies, combined with solid internal growth, generated the increase.

          Nondeposit fees and commissions increased 16.6% to $60.8 million compared with the same quarter last year as a result of higher bankcard and merchant services income. Investment banking and brokerage fees and commissions increased 7.2% to $60.1 million compared to the second quarter last year and 15.8% compared to the first quarter this year.

          The low interest rate environment continued to fuel momentum in mortgage originations and refinance activity, which in turn boosted mortgage banking income, including gains from sales of mortgage loans, origination fees and servicing fees. BB&T originated a one-quarter record $6.0 billion of mortgage loans during the second quarter, compared to $2.3 billion during the same period in 2002. While the decline in interest rates supported the growth in mortgage originations, it also produced higher prepayment speed assumptions on existing serviced loans resulting in writedowns in the value of BB&T’s mortgage servicing rights. BB&T recognized writedowns totaling $109.3 million during the second quarter of 2003 and $15.8 million during the second quarter last year. These writedowns were largely offset by gains realized from the sale of securities. Excluding these writedowns from 2003 and 2002, BB&T’s mortgage banking income totaled $76.6 million, an increase of 89.3% compared to the second quarter last year.

Asset Quality Improves

          BB&T’s credit quality showed significant improvement compared to recent quarters. Nonperforming assets as a percentage of total assets were .55% at June 30, down from .60% at March 31. Annualized net charge-offs were .43% of average loans and leases for the second quarter of 2003, down from .47% in the first quarter of 2003 and .51% for the fourth quarter of 2002. Excluding losses at BB&T’s specialized lending subsidiaries, annualized net charge-offs for the current quarter were .31% of average loans and leases compared to .37% for the same period in 2002.

BB&T Declares 10.3% Increase in Dividend

          On June 24, BB&T’s board of directors approved a 10.3% increase in the quarterly cash dividend paid to shareholders. The increase, to $.32 per share, marks the 32nd consecutive year that BB&T has raised its cash dividend paid to shareholders. In addition, BB&T has paid a dividend every year since 1920. In recognition of this exceptional dividend history, Mergent, Inc., a provider of global business and financial information, recently named BB&T as a “2003 Dividend Achiever,” a designation received by fewer than 3% of the more than 10,000 U.S. publicly traded companies reviewed as part of Mergent’s study. The increase in the dividend produced an annualized dividend yield of 3.7% based on the July 11th closing price of BB&T’s stock.

          “Our ability to continue creating value for our shareholders, as evidenced by the increase in our quarterly cash dividend, is a noteworthy achievement in this difficult environment,” said Allison. “Our outstanding track record of dividend increases has made BB&T a rewarding long-term investment.”

BB&T Announces Balance Sheet Restructuring and Updates 2003 Earnings Projections

          BB&T also today announced plans to restructure the company’s balance sheet in light of the low interest rate environment and significant liquidity resulting from the acquisition of First Virginia Banks, Inc. (“First Virginia”). This restructuring includes the prepayment of approximately $3 billion of fixed rate long-term advances from the Federal Home Loan Bank (“FHLB”) in the third quarter of 2003, resulting in an estimated after-tax loss of $250 million, and a reduction of approximately $5 billion in the securities portfolio. The cash flows realized from reducing the securities portfolio will be used to fund the prepayments of the Federal Home Loan Bank advances and to increase planned repurchases of BB&T’s common stock by 6 million shares to a total of approximately 18 million shares over the remainder of 2003. Management also plans to retain rather than sell up to $2 billion of fixed rate mortgage loans from originations during the second half of 2003. In addition, during the second quarter of 2003, approximately $3 billion in FHLB advances were restructured in a transaction that lowered the current interest rate paid on these borrowings.

          The acquisition of First Virginia, the reduction in interest income on securities sold in the second quarter to offset writedowns in mortgage servicing rights, slower than anticipated loan growth and the reduction in interest margins brought about by the present interest rate environment are expected to result in dilution of BB&T’s 2003 operating earnings. After considering these factors, along with the favorable effects of the balance sheet restructuring initiatives previously discussed, management projects diluted operating earnings per share in the range of $2.75 to $2.85 for the full year 2003.

BB&T Completes First Virginia Merger

          On July 1, BB&T consummated its merger with First Virginia, headquartered in Falls Church, Va. The acquisition substantially increased BB&T’s market share in Virginia, Maryland and Tennessee, and expanded BB&T’s presence in the fast-growing Washington, D.C. market. The combined company has approximately $91 billion in assets and is the 11th largest financial holding company in the nation.

          “We are very pleased to complete this important acquisition,” said Allison. “First Virginia and BB&T have been guided by similar values and operating philosophies and have both enjoyed long track records of financial strength and solid performance. We believe that the acquisition will add significant value to our franchise over the long term.”

          On July 1, BB&T acquired Jackson, Miss.-based Southern Cross Underwriters (“SCU”) and Kingsport Development Company (“KDC”) Insurance Inc. of Kingsport, Tenn. SCU’s specialty lines include commercial transportation, property and casualty liability, marine liability and liability coverage for directors and officers. KDC is a full-service independent insurance agency specializing in coverage for hotels, restaurants and municipalities.

          At June 30, BB&T had $80.4 billion in assets and operated more than 1,100 banking offices in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Maryland, Tennessee, Florida, Alabama, Indiana and Washington, D.C. BB&T’s common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T’s common stock on July 11 was $34.94 per share.

          For additional information about BB&T’s financial performance, company news, products and services, please visit our Web site at www.BBandT.com.

Earnings Webcast

          To hear a live webcast of BB&T’s second quarter 2003 earnings conference call at 10 a.m. (EDT) today, please visit our Web site at www.BBandT.com. Replays of the conference call will be available through our Web site until 5 p.m. (EDT) July 25.

_________________

          This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”). BB&T’s management uses these non-GAAP measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges, expenses and gains related to the consummation of mergers and acquisitions, and costs related to the integration of merged entities, as well as the amortization of intangibles in the case of “cash basis” performance measures. These non-GAAP measures may also exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Since these items and their impact on BB&T’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of BB&T’s core businesses. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

          This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BB&T’s filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T’s forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 5	Investor Relations	FAX (336) 733-3132

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	6/30/03	6/30/02	$	%

OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent	$1,073,710	$1,159,410	$(85,700)	(7.4)%
Interest expense	342,111	432,169	(90,058)	(20.8)
Net interest income - taxable equivalent	731,599	727,241	4,358.6
Less: Taxable equivalent adjustment	28,179	37,210	(9,031)	(24.3)
Net interest income	703,420	690,031	13,389	1.9
Provision for loan & lease losses	61,500	58,500	3,000	5.1
Net interest income after provision for loan & lease losses	641,920	631,531	10,389	1.6
Noninterest income (2)	461,096	384,864	76,232	19.8
Noninterest expense (3)	619,079	556,030	63,049	11.3
Operating earnings before income taxes	483,937	460,365	23,572	5.1
Provision for income taxes	147,009	131,363	15,646	11.9
Operating earnings (1)	$336,928	$329,002	$7,926	2.4%

PER SHARE DATA BASED ON OPERATING EARNINGS
Basic earnings	$.71	$.69	$.02	2.9%
Diluted earnings	.71	.68	.03	4.4
Weighted average shares - Basic	471,713,450	478,121,878
Diluted	475,293,564	484,009,961
Dividends paid on common shares	$.29	$.26	$.03	11.5%

PERFORMANCE RATIOS BASED ON OPERATING EARNINGS
Return on average assets	1.67%	1.75%
Return on average equity	17.45	18.44
Net yield on earning assets (taxable equivalent)	4.06	4.27
Efficiency ratio (taxable equivalent) (4)	51.6	50.1

CASH BASIS PERFORMANCE
BASED ON OPERATING EARNINGS (1)(5)
Cash basis operating earnings	$341,080	$332,899	$8,181	2.5%
Diluted earnings per share	.72	.69	.03	4.3
Return on average tangible assets	1.73%	1.81%
Return on average tangible equity	23.38	23.94
Efficiency ratio (taxable equivalent) (4)	51.0	49.5

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	6/30/03	6/30/02	$	%

INCOME STATEMENTS
Interest income - taxable equivalent	$1,073,710	$1,159,410	$(85,700)	(7.4)%
Interest expense	342,111	432,169	(90,058)	(20.8)
Net interest income - taxable equivalent	731,599	727,241	4,358.6
Less: Taxable equivalent adjustment	28,179	37,210	(9,031)	(24.3)
Net interest income	703,420	690,031	13,389	1.9
Provision for loan & lease losses	61,500	58,500	3,000	5.1
Net interest income after provision for loan & lease losses	641,920	631,531	10,389	1.6
Noninterest income	461,096	384,864	76,232	19.8
Noninterest expense	650,920	557,584	93,336	16.7
Income before income taxes	452,096	458,811	(6,715)	(1.5)
Provision for income taxes	135,859	130,859	5,000	3.8
Net income	$316,237	$327,952	$(11,715)	(3.6)%

PER SHARE DATA
Basic earnings	$.67	$.69	$(.02)	(2.9)%
Diluted earnings	.67	.68	(.01)	(1.5)
Weighted average shares - Basic	471,713,450	478,121,878
Diluted	475,293,564	484,009,961

PERFORMANCE RATIOS BASED ON NET INCOME
Return on average assets	1.57%	1.74%
Return on average equity	16.38	18.38

NOTES:		Applicable ratios are annualized.
	(1)	Operating earnings statements exclude the effect of merger-related and other nonrecurring charges. These charges totaled $20.7 million and $1.1 million, net of tax, in the second quarters of 2003 and 2002, respectively. See Reconciliation Table.
	(2)	Excluding purchase accounting transactions, noninterest income would have increased $59.5 million, or 14.8% for the quarter, compared to the same period in 2002.
	(3)	Excluding purchase accounting transactions, noninterest expense would have increased $42.2 million, or 7.3% for the quarter, compared to the same period in 2002.
	(4)	Excludes securities gains (losses), foreclosed property expense, provisions for the impairment of mortgage servicing rights and merger-related and other nonrecurring charges.
	(5)	Cash basis performance excludes the effect on earnings of amortization expense applicable to intangible assets and the unamortized balances of intangibles from assets and equity. See Reconciliation Table.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 6	Investor Relations	FAX (336) 733-3132

	For the Six Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	6/30/03	6/30/02	$	%

OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent	$2,158,588	$2,279,027	$(120,439)	(5.3)%
Interest expense	704,813	866,530	(161,717)	(18.7)
Net interest income - taxable equivalent	1,453,775	1,412,497	41,278	2.9
Less: Taxable equivalent adjustment	58,177	75,200	(17,023)	(22.6)
Net interest income	1,395,598	1,337,297	58,301	4.4
Provision for loan & lease losses	124,500	115,000	9,500	8.3
Net interest income after provision for loan & lease losses	1,271,098	1,222,297	48,801	4.0
Noninterest income (2)	906,017	742,415	163,602	22.0
Noninterest expense (3)	1,218,438	1,072,546	145,892	13.6
Operating earnings before income taxes	958,677	892,166	66,511	7.5
Provision for income taxes	290,950	253,917	37,033	14.6
Operating earnings (1)	$667,727	$638,249	$29,478	4.6%

PER SHARE DATA BASED ON OPERATING EARNINGS
Basic earnings	$1.42	$1.36	$.06	4.4%
Diluted earnings	1.41	1.34	.07	5.2
Weighted average shares - Basic	471,124,675	470,554,054
Diluted	474,823,495	476,349,694
Dividends paid on common shares	$.58	$.52	$.06	11.5%

PERFORMANCE RATIOS BASED ON OPERATING EARNINGS
Return on average assets	1.68%	1.75%
Return on average equity	17.69	18.89
Net yield on earning assets (taxable equivalent)	4.09	4.26
Noninterest income as a percentage of
total income (taxable equivalent) (4)	38.5	34.2
Efficiency ratio (taxable equivalent) (4)	51.3	49.9

CASH BASIS PERFORMANCE
BASED ON OPERATING EARNINGS (1)(5)
Cash basis operating earnings	$675,999	$644,850	$31,149	4.8%
Diluted earnings per share	1.42	1.35	.07	5.2
Return on average tangible assets	1.74%	1.80%
Return on average tangible equity	23.81	23.70
Efficiency ratio (taxable equivalent) (4)	50.7	49.4

	For the Six Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	6/30/03	6/30/02	$	%

INCOME STATEMENTS
Interest income - taxable equivalent	$2,158,588	$2,279,027	$(120,439)	(5.3)%
Interest expense	704,813	866,530	(161,717)	(18.7)
Net interest income - taxable equivalent	1,453,775	1,412,497	41,278	2.9
Less: Taxable equivalent adjustment	58,177	75,200	(17,023)	(22.6)
Net interest income	1,395,598	1,337,297	58,301	4.4
Provision for loan & lease losses	124,500	115,000	9,500	8.3
Net interest income after provision for loan & lease losses	1,271,098	1,222,297	48,801	4.0
Noninterest income	906,017	742,415	163,602	22.0
Noninterest expense	1,255,008	1,088,719	166,289	15.3
Income before income taxes and cumulative effect of change in accounting principle	922,107	875,993	46,114	5.3
Provision for income taxes	278,122	248,176	29,946	12.1
Income before cumulative effect of change in accounting principle	643,985	627,817	16,168	2.6
Cumulative effect of change in accounting principle	--	9,780	(9,780)	NM
Net income	$643,985	$637,597	$6,388	1.0%

PER SHARE DATA
Basic earnings
Income before cumulative effect of change in accounting principle	$1.37	$1.33	$.04	3.0%
Cumulative effect of change in accounting principle	--	.02	(.02)	NM
Net income	1.37	1.35	.02	1.5
Diluted earnings
Income before cumulative effect of change in accounting principle	1.36	1.32	.04	3.0
Cumulative effect of change in accounting principle	--	.02	(.02)	NM
Net income	$1.36	$1.34	$.02	1.5%

Weighted average shares - Basic	471,124,675	470,554,054
Diluted	474,823,495	476,349,694

PERFORMANCE RATIOS BASED ON NET INCOME
Return on average assets	1.62%	1.75%
Return on average equity	17.06	18.87

NOTES:		Applicable ratios are annualized.
	(1)	Operating earnings statements exclude the effect of merger-related and other nonrecurring charges and the cumulative effect of a change in accounting principle, which resulted in the recognition of income totaling $9.8 million in the first quarter of 2002. Merger-related and other nonrecurring charges, net of tax, totaled $23.7 million and $10.4 million in the first six months of 2003 and 2002, respectively. See Reconciliation Table.
	(2)	Excluding purchase accounting transactions, noninterest income would have increased $115.8 million, or 14.6% for the six months ended June 30, 2003, compared to 2002.
	(3)	Excluding purchase accounting transactions, noninterest expense would have increased $72.5 million, or 6.3% for the six months ended June 30, 2003, compared to 2002.
	(4)	Excludes securities gains (losses), foreclosed property expense, provisions for the impairment of mortgage servicing rights and merger-related and other nonrecurring charges.
	(5)	Cash basis performance excludes the effect on earnings of amortization expense applicable to intangible assets and the unamortized balances of intangibles from assets and equity. See Reconciliation Table.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 7	Investor Relations	FAX (336) 733-3132

	As of / For the Six Months Ended		Increase (Decrease)

(Dollars in thousands)	6/30/03	6/30/02	$	%

SELECTED BALANCE SHEET DATA
End of period balances
Securities available for sale	$16,030,474	$18,076,387	$(2,045,913)	(11.3)%
Securities held to maturity	55,099	47,366	7,733	16.3
Trading securities	180,711	132,305	48,406	36.6
Total securities	16,266,284	18,256,058	(1,989,774)	(10.9)
Commercial loans & leases	29,418,569	28,433,219	985,350	3.5
Consumer loans	13,097,987	12,305,600	792,387	6.4
Revolving credit loans	1,059,313	985,487	73,826	7.5
Mortgage loans	11,368,328	8,806,304	2,562,024	29.1
Total loans & leases	54,944,197	50,530,610	4,413,587	8.7
Allowance for loan & lease losses	719,576	706,446	13,130	1.9
Other earning assets	533,478	330,555	202,923	61.4
Total earning assets	71,351,630	68,638,800	2,712,830	4.0
Total assets	80,444,806	76,333,441	4,111,365	5.4
Noninterest-bearing deposits	9,238,605	7,625,530	1,613,075	21.2
Savings & interest checking	2,946,606	3,290,255	(343,649)	(10.4)
Money rate savings	16,608,916	14,632,630	1,976,286	13.5
CDs and other time deposits	23,561,639	25,360,774	(1,799,135)	(7.1)
Total deposits	52,355,766	50,909,189	1,446,577	2.8
Short-term borrowed funds	4,627,801	4,930,434	(302,633)	(6.1)
Long-term debt	12,831,350	10,979,492	1,851,858	16.9
Total interest-bearing liabilities	60,576,312	59,193,585	1,382,727	2.3
Total shareholders' equity	$7,703,424	$7,128,356	$575,068	8.1%

Average balances
Securities, at amortized cost	$16,933,397	$17,040,636	$(107,239)	(.6)%
Commercial loans & leases	29,216,469	27,343,876	1,872,593	6.8
Consumer loans	12,885,850	11,780,775	1,105,075	9.4
Revolving credit loans	1,041,279	956,302	84,977	8.9
Mortgage loans	10,903,062	8,975,341	1,927,721	21.5
Total loans & leases	54,046,660	49,056,294	4,990,366	10.2
Allowance for loan & lease losses	724,919	683,370	41,549	6.1
Other earning assets	483,618	404,904	78,714	19.4
Total earning assets	71,463,675	66,501,834	4,961,841	7.5
Total assets	80,088,767	73,521,183	6,567,584	8.9
Noninterest-bearing deposits	8,008,885	6,830,019	1,178,866	17.3
Savings & interest checking	3,339,126	3,385,771	(46,645)	(1.4)
Money rate savings	16,317,831	14,171,994	2,145,837	15.1
CDs and other time deposits	24,574,832	23,146,790	1,428,042	6.2
Total deposits	52,240,674	47,534,574	4,706,100	9.9
Short-term borrowed funds	4,384,035	5,858,939	(1,474,904)	(25.2)
Long-term debt	13,376,650	11,429,177	1,947,473	17.0
Total interest-bearing liabilities	61,992,474	57,992,671	3,999,803	6.9
Total shareholders' equity	$7,612,013	$6,814,741	$797,272	11.7

		As of / For the Quarter Ended

(Dollars in thousands)		6/30/03	3/31/03	12/31/02	9/30/02	6/30/02

MISCELLANEOUS INFORMATION (1)

Unrealized appreciation (depreciation) on
securities available for sale, net of tax		$240,474	$280,309	$329,149	$333,476	$291,101
Derivatives (notional value)		12,377,125	13,195,050	11,697,739	9,476,733	5,787,952
Fair value of derivatives portfolio		274,749	179,474	149,498	79,380	40,848
Common stock prices (daily close):	High	35.90	38.63	38.23	38.40	39.23
	Low	31.75	31.15	31.26	32.18	36.60
	End of period	34.30	31.43	36.99	35.04	38.60
Weighted average shares -	Basic	471,713,450	470,529,359	474,905,234	477,112,074	478,121,878
	Diluted	475,293,564	474,348,203	480,065,651	482,325,535	484,009,961
End of period shares outstanding		472,118,220	471,218,625	470,452,260	480,439,801	475,535,863
End of period banking offices		1,109	1,118	1,122	1,123	1,122
ATMs		1,675	1,694	1,698	1,701	1,723

NOTES:		All items referring to loans and leases include loans held for sale and are net of unearned income.
	(1)	BB&T had approximately 22,800 full-time equivalent employees at June 30, 2003.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 8	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands, except per share data)	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02

OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent
Interest & fees on loans & leases	$853,094	$858,137	$899,264	$897,969	$881,019
Interest & dividends on securities	218,872	224,940	236,880	267,667	276,837
Interest on short-term investments	1,744	1,801	1,879	1,922	1,554
Total interest income - taxable equivalent	1,073,710	1,084,878	1,138,023	1,167,558	1,159,410
Interest expense
Interest on deposits	192,505	207,624	231,021	254,248	258,187
Interest on short-term borrowed funds	15,494	13,664	18,770	24,140	26,464
Interest on long-term debt	134,112	141,414	145,360	146,515	147,518
Total interest expense	342,111	362,702	395,151	424,903	432,169
Net interest income - taxable equivalent	731,599	722,176	742,872	742,655	727,241
Less: Taxable equivalent adjustment	28,179	29,998	34,801	40,563	37,210
Net interest income	703,420	692,178	708,071	702,092	690,031
Provision for loan & lease losses	61,500	63,000	84,700	64,000	58,500
Net interest income after provision for
loan & lease losses	641,920	629,178	623,371	638,092	631,531
Noninterest income
Service charges on deposits	96,645	96,778	105,686	104,754	101,874
Mortgage banking income (loss)	(32,711)	59,972	103,010	(88,343)	24,695
Investment banking & brokerage fees & commissions	60,094	51,909	53,742	47,912	56,039
Trust revenue	26,248	26,009	19,750	27,388	24,197
Insurance commissions	101,500	88,658	87,618	80,401	78,049
Other nondeposit fees & commissions	60,770	56,272	58,135	54,145	52,100
Securities gains (losses), net	109,500	34,234	1,508	135,519	19,666
Other noninterest income	39,050	31,089	27,172	31,583	28,244
Total noninterest income	461,096	444,921	456,621	393,359	384,864
Noninterest expense
Personnel expense	367,497	352,701	350,213	323,119	319,622
Occupancy & equipment expense	85,625	87,727	87,383	85,550	84,688
Foreclosed property expense	3,541	4,069	3,226	2,874	880
Amortization of intangibles	6,806	6,754	3,203	7,073	6,258
Other noninterest expense	155,610	148,108	165,128	145,863	144,582
Total noninterest expense	619,079	599,359	609,153	564,479	556,030
Operating earnings before income taxes	483,937	474,740	470,839	466,972	460,365
Provision for income taxes	147,009	143,941	127,122	131,003	131,363
Operating earnings (1)	$336,928	$330,799	$343,717	$335,969	$329,002

PER SHARE DATA BASED ON
OPERATING EARNINGS
Basic earnings	$.71	$.70	$.72	$.70	$.69
Diluted earnings	.71	.70	.72	.70	.68
Dividends paid on common shares	.29	.29	.29	.29	.26
Book value per share	$16.32	$16.05	$15.70	$15.68	$14.99

PERFORMANCE RATIOS BASED ON
OPERATING EARNINGS
Return on average assets	1.67%	1.69%	1.74%	1.72%	1.75%
Return on average equity	17.45	17.94	18.32	18.09	18.44
Net yield on earning assets (taxable equivalent)	4.06	4.13	4.22	4.25	4.27
Efficiency ratio (taxable equivalent) (2)	51.6	50.9	50.6	49.6	50.1
Noninterest income as a percentage of
total income (taxable equivalent) (2)	38.6	38.3	38.0	34.4	34.4
Equity as a percentage of total assets
end of period	9.6	9.5	9.2	9.6	9.3
Average earning assets as a percentage of
average total assets	89.3	89.2	89.5	89.8	90.3
Average loans & leases as a percentage of
average deposits	102.9	104.1	105.5	102.1	101.9

CASH BASIS PERFORMANCE BASED ON
OPERATING EARNINGS (1) (3)
Cash basis operating earnings	$341,080	$334,919	$345,564	$340,261	$332,899
Diluted earnings per share	.72	.71	.72	.71	.69
Return on average tangible assets	1.73%	1.76%	1.79%	1.78%	1.81%
Return on average tangible equity	23.38	24.26	24.58	23.72	23.94
Efficiency ratio (taxable equivalent) (2)	51.0	50.3	50.3	49.0	49.5

NOTES:		Applicable ratios are annualized.
	(1)	Operating income statements exclude the effect of merger-related and other nonrecurring charges. These charges totaled $20.7 million, $3.1 million, $6.5 million, $7.8 million and $1.1 million, net of tax, for the quarters ended June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002 and June 30, 2002, respectively. See Reconciliation Table.
	(2)	Excludes securities gains (losses), foreclosed property expense, provisions for the impairment of mortgage servicing rights and merger-related and other nonrecurring charges.
	(3)	Cash basis performance excludes the effect on earnings of amortization expense applicable to intangible assets and the unamortized balances of intangibles from assets and equity. See Reconciliation Table.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 9	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands)	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02

SELECTED BALANCE SHEET DATA
End of period balances
Securities available for sale	$16,030,474	$16,721,662	$17,599,477	$16,416,181	$18,076,387
Securities held to maturity	55,099	57,489	55,523	51,401	47,366
Trading securities	180,711	172,789	148,488	121,525	132,305
Total securities	16,266,284	16,951,940	17,803,488	16,589,107	18,256,058
Commercial loans & leases	29,418,569	29,331,744	29,054,232	28,955,027	28,433,219
Consumer loans	13,097,987	12,865,697	12,811,120	12,708,072	12,305,600
Revolving credit loans	1,059,313	1,037,135	1,050,738	1,010,860	985,487
Mortgage loans	11,368,328	10,542,311	10,601,923	10,390,742	8,806,304
Total loans & leases	54,944,197	53,776,887	53,518,013	53,064,701	50,530,610
Allowance for loan & lease losses	719,576	716,276	723,685	723,688	706,446
Other earning assets	533,478	435,066	442,570	518,476	330,555
Total earning assets	71,351,630	70,709,082	71,227,929	69,629,079	68,638,800
Total assets	80,444,806	79,647,890	80,216,816	78,186,831	76,333,441
Noninterest-bearing deposits	9,238,605	8,614,360	7,864,338	7,967,366	7,625,530
Savings & interest checking	2,946,606	3,076,491	3,071,551	2,970,575	3,290,255
Money rate savings	16,608,916	16,388,917	17,188,942	15,636,969	14,632,630
CDs and other time deposits	23,561,639	23,161,261	23,155,185	23,236,561	25,360,774
Total deposits	52,355,766	51,241,029	51,280,016	49,811,471	50,909,189
Short-term borrowed funds	4,627,801	4,229,003	5,396,959	4,797,992	4,930,434
Long-term debt	12,831,350	13,565,934	13,587,841	13,384,826	10,979,492
Total interest-bearing liabilities	60,576,312	60,421,606	62,400,478	60,026,923	59,193,585
Total shareholders' equity	7,703,424	7,561,078	7,387,914	7,534,817	7,128,356
Goodwill	1,714,938	1,737,617	1,723,379	1,698,563	1,457,257
Core deposit & other intangibles	152,054	146,145	148,824	138,616	119,533
Total intangibles	1,866,992	1,883,762	1,872,203	1,837,179	1,576,790
Mortgage servicing rights	$220,300	$313,805	$318,839	$280,821	$395,654

Average balances
Securities, at amortized cost	$17,432,923	$16,428,321	$16,103,478	$17,574,918	$17,593,605
Commercial loans & leases	29,331,495	29,100,165	28,916,175	28,550,713	28,278,986
Consumer loans	12,972,732	12,798,003	12,771,340	12,557,457	12,210,161
Revolving credit loans	1,044,083	1,038,444	1,020,357	997,863	968,088
Mortgage loans	11,032,165	10,772,525	10,898,394	9,522,243	8,808,602
Total loans & leases	54,380,475	53,709,137	53,606,266	51,628,276	50,265,837
Allowance for loan & lease losses	720,432	729,456	731,126	716,160	708,395
Other earning assets	514,879	452,010	488,991	456,474	354,745
Total earning assets	72,328,277	70,589,468	70,198,735	69,659,668	68,214,187
Total assets	81,012,962	79,154,304	78,428,911	77,571,231	75,538,200
Noninterest-bearing deposits	8,326,827	7,687,410	7,753,037	7,383,310	7,157,722
Savings & interest checking	3,303,608	3,375,038	3,331,195	3,350,476	3,568,247
Money rate savings	16,406,576	16,228,100	15,821,819	15,110,502	14,617,809
CDs and other time deposits	24,824,328	24,322,564	23,892,511	24,708,799	24,007,125

Total deposits	52,861,339	51,613,112	50,798,562	50,553,087	49,350,903
Short-term borrowed funds	4,744,761	4,019,301	4,626,091	5,245,126	5,788,023
Long-term debt	13,173,214	13,582,346	13,344,191	12,313,297	11,287,626
Total interest-bearing liabilities	62,452,487	61,527,349	61,015,807	60,728,200	59,268,830
Total shareholders' equity	$7,745,395	$7,477,149	$7,444,431	$7,370,304	$7,156,600

RISK-BASED CAPITAL (1)
Risk-based capital:
Tier 1	$5,684,767	$5,497,767	$5,290,310	$5,523,128	$5,347,662
Total	8,022,774	7,946,913	7,741,048	7,714,898	7,021,213
Risk-weighted assets	59,016,968	57,651,703	57,701,308	56,973,337	54,996,625
Average quarterly tangible assets	78,634,589	76,718,630	76,209,580	75,364,440	73,627,410
Risk-based capital ratios:
Tier 1	9.63%	9.54%	9.17%	9.69%	9.72%
Total	13.59	13.78	13.42	13.54	12.77
Leverage capital ratio	7.23	7.17	6.94	7.33	7.26

NOTES:		All items referring to loans & leases include loans held for sale & are net of unearned income.
	(1)	Current quarter information is preliminary.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 10	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands)	6/30/03		3/31/03		12/31/02		9/30/02		6/30/02

ASSET QUALITY ANALYSIS
Allowance For Loan & Lease Losses
Beginning balance	$716,276		$723,685		$723,688		$706,446		$705,905
Allowance for acquired loans, net	--		1,267		(16,075)		16,861		136
Reclassification of allowance related
to unfunded commitments	--		(8,986)		--		--		--
Provision for loan & lease losses	61,500		63,000		84,700		64,000		58,500
Charge-offs	(76,815)		(76,867)		(83,067)		(77,732)		(69,144)
Recoveries	18,615		14,177		14,439		14,113		11,049

Net charge-offs	(58,200)		(62,690)		(68,628)		(63,619)		(58,095)

Ending balance	$719,576		$716,276		$723,685		$723,688		$706,446

Nonperforming Assets
Nonaccrual loans & leases	$363,524		$392,701		$374,842		$358,823		$335,287
Foreclosed real estate	64,347		60,110		55,448		46,378		49,009
Other foreclosed property	17,575		21,714		21,199		17,712		15,803
Restructured loans	145		175		175		2,358		--

Nonperforming assets	$445,591		$474,700		$451,664		$425,271		$400,099

Loans 90 days or more past due
& still accruing	$97,479		$93,609		$115,047		$100,147		$98,143
Loans 90 days or more past due & still accruing
as a percentage of total loans and leases	.18%		.17%		.21%		.19%		.19%

Asset Quality Ratios
Nonaccrual and restructured loans & leases
as a percentage of total loans & leases	.66%		.73%		.70%		.68%		.66%
Nonperforming assets as a percentage of:
Total assets	.55		.60		.56		.54		.52
Loans & leases plus
foreclosed property	.81		.88		.84		.80		.79
Net charge-offs as a percentage of
average loans & leases	.43		.47		.51		.49		.46
Net charge-offs excluding specialized
lending as a percentage of average
loans & leases (1)	.31		.35		.40		.39		.37
Allowance for loan & lease losses as
a percentage of loans & leases	1.31		1.33		1.35		1.36		1.40
Allowance for loan & lease losses as
a percentage of loans & leases
held for investment	1.39		1.39		1.42		1.42		1.43
Ratio of allowance for loan & lease losses to:
Net charge-offs	3.08	x	2.82	x	2.66	x	2.87	x	3.03	x
Nonaccrual and restructured loans & leases	1.98		1.82		1.93		2.00		2.11

	As of / For the Six Months Ended				Increase (Decrease)

	6/30/03		6/30/02		$	%

Allowance For Loan & Lease Losses
Beginning balance	$723,685		$644,418		$79,267	12.3%
Allowance for acquired loans, net	1,267		61,313		(60,046)	NM
Reclassification of allowance related
to unfunded commitments	(8,986)		--		(8,986)	NM
Provision for loan & lease losses	124,500		115,000		9,500	8.3
Charge-offs	(153,682)		(136,350)		(17,332)	(12.7)
Recoveries	32,792		22,065		10,727	48.6

Net charge-offs	(120,890)		(114,285)		(6,605)	(5.8)

Ending balance	$719,576		$706,446		$13,130	1.9%

Asset Quality Ratios
Net charge-offs as a percentage of
average loans & leases	.45%		.47%
Net charge-offs excluding specialized
lending as a percentage of average
loans & leases (1)	.33		.37
Ratio of allowance for loan & lease losses to
net charge-offs	2.95	x	3.07	x

	For the Quarter Ended

	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02

ANNUALIZED INTEREST YIELDS / RATES (2)
Interest income:
Securities & other	4.92%	5.38%	5.76%	5.98%	6.20%
Loans & leases	6.29	6.46	6.67	6.91	7.03

Total earning assets	5.95	6.20	6.45	6.67	6.81

Interest expense:
Interest-bearing deposits	1.73	1.92	2.13	2.34	2.45
Short-term borrowed funds	1.29	1.36	1.61	1.83	1.83
Long-term debt	4.04	4.16	4.33	4.73	5.24

Total interest-bearing liabilities	2.19	2.38	2.57	2.78	2.92

Net yield on earning assets	4.06%	4.13%	4.22%	4.25%	4.27%

NOTES:		All items referring to loans & leases include loans held for sale & are net of unearned income. Applicable ratios are annualized.
	(1)	Excludes net charge-offs and average loans from BB&T's specialized lending subsidiaries.
	(2)	Fully taxable equivalent yields. Securities yields calculated based on amortized cost.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 11	Investor Relations	FAX (336) 733-3132

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands)	6/30/03	6/30/02	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$29,331,495	$28,597,159	$734,336	2.6%
Consumer loans	12,972,732	12,231,468	741,264	6.1
Revolving credit loans	1,044,083	968,160	75,923	7.8
Mortgage loans	11,032,165	10,025,524	1,006,641	10.0
Total loans & leases	54,380,475	51,822,311	2,558,164	4.9
Noninterest-bearing deposits	8,326,827	7,206,995	1,119,832	15.5
Interest-bearing transaction accounts	6,948,577	6,160,096	788,481	12.8
CDs and other time deposits	24,824,328	24,840,437	(16,109)	(0.1)
Other deposits	12,761,607	12,510,843	250,764	2.0
Total deposits	$52,861,339	$50,718,371	$2,142,968	4.2%

SELECTED INCOME STATEMENT ITEMS BASED ON
OPERATING EARNINGS ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$731,599	$738,530	$(6,931)	(0.9)%
Noninterest income
Service charges on deposits	96,645	101,962	(5,317)	(5.2)
Mortgage banking income (2)	(32,711)	28,968	(61,679)	NM
Investment banking & brokerage fees & commissions	60,094	56,051	4,043	7.2
Trust revenue	26,248	25,982	266	1.0
Insurance commissions	102,521	89,305	13,216	14.8
Other nondeposit fees & commissions	60,770	52,139	8,631	16.6
Securities gains (losses), net (2)	109,500	19,666	89,834	NM
Other income	39,181	28,719	10,462	36.4
Total noninterest income	462,248	402,792	59,456	14.8
Noninterest expense
Personnel expense	367,870	331,730	36,140	10.9
Occupancy & equipment expense	85,669	86,944	(1,275)	(1.5)
Other noninterest expense	166,744	159,397	7,347	4.6
Total noninterest expense	$620,283	$578,071	$42,212	7.3%

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands)	6/30/03	3/31/03	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$29,331,495	$29,181,352	$150,143	2.1%
Consumer loans	12,972,732	12,807,778	164,954	5.2
Revolving credit loans	1,044,083	1,038,489	5,594	2.2
Mortgage loans	11,032,165	10,889,877	142,288	5.2
Total loans & leases	54,380,475	53,917,496	462,979	3.4
Noninterest-bearing deposits	8,326,827	7,691,076	635,751	33.2
Interest-bearing transaction accounts	6,948,577	6,903,292	45,285	2.6
CDs and other time deposits	24,824,328	24,481,640	342,688	5.6
Other deposits	12,761,607	12,733,712	27,895	0.9
Total deposits	$52,861,339	$51,809,720	$1,051,619	8.1%

SELECTED INCOME STATEMENT ITEMS BASED ON OPERATING
EARNINGS ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$731,599	$724,036	$7,563	4.2%
Noninterest income
Service charges on deposits	96,645	96,809	(164)	(0.7)
Mortgage banking income (2)	(32,711)	60,099	(92,810)	NM
Investment banking & brokerage fees & commissions	60,094	51,932	8,162	63.0
Trust revenue	26,248	26,009	239	3.7
Insurance commissions	102,521	91,677	10,844	47.4
Other nondeposit fees & commissions	60,770	56,293	4,477	31.9
Securities gains (losses), net (2)	109,500	34,234	75,266	NM
Other income	39,181	31,106	8,075	104.1
Total noninterest income	462,248	448,159	14,089	12.6
Noninterest expense
Personnel expense	367,870	354,584	13,286	15.0
Occupancy & equipment expense	85,669	88,085	(2,416)	(11.0)
Other noninterest expense	166,744	160,909	5,835	14.5
Total noninterest expense	$620,283	$603,578	$16,705	11.1%

NOTES:		Applicable growth rates are annualized.
	(1)	Amounts adjusted to exclude growth that resulted from the timing of acquisitions during 2003 and 2002.
	(2)	Mortgage banking income includes provisions for the impairment of mortgage servicing rights totaling $109.3 million, $36.9 million and $15.8 million for the three months ended June 30, 2003, March 31, 2003 and June 30, 2002, respectively. These provisions are substantially offset by securities gains.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 12	Investor Relations	FAX (336) 733-3132

	For the Six Months Ended		Increase (Decrease)

(Dollars in thousands)	6/30/03	6/30/02	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$29,256,839	$28,520,846	$735,993	2.6%
Consumer loans	12,890,710	12,105,025	785,685	6.5
Revolving credit loans	1,041,301	965,438	75,863	7.9
Mortgage loans	10,961,414	10,393,484	567,930	5.5
Total loans & leases	54,150,264	51,984,793	2,165,471	4.2
Noninterest-bearing deposits	8,010,708	7,086,655	924,053	13.0
Interest-bearing transaction accounts	6,926,059	6,133,788	792,271	12.9
CDs and other time deposits	24,653,931	24,657,927	(3,996)	--
Other deposits	12,747,737	12,433,675	314,062	2.5
Total deposits	$52,338,435	$50,312,045	$2,026,390	4.0%

SELECTED INCOME STATEMENT ITEMS BASED ON
OPERATING EARNINGS ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$1,455,635	$1,472,721	$(17,086)	(1.2)%
Noninterest income
Service charges on deposits	193,454	197,243	(3,789)	(1.9)
Mortgage banking income (2)	27,388	68,296	(40,908)	(59.9)
Investment banking & brokerage fees & commissions	112,026	109,227	2,799	2.6
Trust revenue	52,257	55,695	(3,438)	(6.2)
Insurance commissions	194,198	169,156	25,042	14.8
Other nondeposit fees & commissions	117,063	99,337	17,726	17.8
Securities gains (losses), net (2)	143,734	33,186	110,548	NM
Other income	70,287	62,426	7,861	12.6
Total noninterest income	910,407	794,566	115,841	14.6
Noninterest expense
Personnel expense	722,454	666,873	55,581	8.3
Occupancy & equipment expense	173,754	176,786	(3,032)	(1.7)
Other noninterest expense	327,653	307,693	19,960	6.5
Total noninterest expense	$1,223,861	$1,151,352	$72,509	6.3%

	For the Three Months Ended

(Dollars in thousands, except per share data)	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02

RECONCILIATION TABLE
Net income	$316,237	$327,748	$337,255	$328,157	$327,952
Merger-related charges, net of tax	6,998	3,051	6,462	7,812	1,050
Other, net of tax (5)	13,693	--	--	--	--
Operating earnings	336,928	330,799	343,717	335,969	329,002
Amortization of intangibles, net of tax	4,152	4,120	1,847	4,292	3,897
Cash basis operating earnings	341,080	334,919	345,564	340,261	332,899

Return on average assets	1.57%	1.68%	1.71%	1.68%	1.74%
Effect of merger-related charges, net of tax	.03	.01	.03	.04	.01
Effect of other, net of tax (5)	.07	--	--	--	--
Operating return on average assets	1.67	1.69	1.74	1.72	1.75
Effect of amortization of intangibles, net of tax (4)	.06	.07	.05	.06	.06
Cash basis operating return on average
tangible assets	1.73	1.76	1.79	1.78	1.81

Return on average equity	16.38%	17.78%	17.97%	17.66%	18.38%
Effect of merger-related charges, net of tax	.36	.16	.35	.43	.06
Effect of other, net of tax (5)	.71	--	--	--	--
Operating return on average equity	17.45	17.94	18.32	18.09	18.44
Effect of amortization of intangibles, net of tax (4)	5.93	6.32	6.26	5.63	5.50
Cash basis operating return on average
tangible equity	23.38	24.26	24.58	23.72	23.94

Efficiency ratio (taxable equivalent) (3)	54.3%	51.3%	51.4%	50.8%	50.2%
Effect of merger-related charges	(.9)	(.4)	(.8)	(1.2)	(.1)
Effect of other (5)	(1.8)	--	--	--	--
Operating efficiency ratio (3)	51.6	50.9	50.6	49.6	50.1
Effect of amortization of intangibles	(.6)	(.6)	(.3)	(.6)	(.6)
Cash basis operating efficiency ratio (3)	51.0	50.3	50.3	49.0	49.5

Basic earnings per share	$.67	$.70	$.71	$.69	$.69
Effect of merger-related charges, net of tax	.01	--	.01	.01	--
Effect of other, net of tax (5)	.03	--	--	--	--
Operating basic earnings per share	.71	.70	.72	.70	.69

Diluted earnings per share	$.67	$.69	$.70	$.68	$.68
Effect of merger-related charges, net of tax	.01	.01	.02	.02	--
Effect of other, net of tax (5)	.03	--	--	--	--
Operating diluted earnings per share	.71	.70	.72	.70	.68
Effect of amortization of intangibles, net of tax	.01	.01	--	.01	.01
Cash basis operating diluted earnings per share	.72	.71	.72	.71	.69

NOTES:		Applicable ratios are annualized.
	(1)	Amounts adjusted to exclude growth that resulted from the timing of acquisitions during 2003 and 2002.
	(2)	Mortgage banking income includes provisions for the impairment of mortgage servicing rights totaling $146.2 million and $25.5 million for the six months ended June 30, 2003 and 2002, respectively. These provisions are substantially offset by securities gains.
	(3)	Excludes securities gains (losses), foreclosed property expense, and provisions for the impairment of mortgage servicing rights. Operating and cash basis ratios also exclude merger-related and other nonrecurring charges.
	(4)	Reflects the effect of excluding intangible assets from average assets and average equity to calculate cash basis ratios.
	(5)	Reflects nonrecurring contributions made by an affiliated trust.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 13	Investor Relations	FAX (336) 733-3132

	For the Six Months Ended

(Dollars in thousands, except per share data)	6/30/03	6/30/02

RECONCILIATION TABLE
Net income	$643,985	$637,597
Merger-related charges, net of tax	10,049	10,432
Other, net of tax (1)	13,693	(9,780)
Operating earnings	667,727	638,249
Amortization of intangibles, net of tax	8,272	6,601
Cash basis operating earnings	675,999	644,850

Return on average assets	1.62%	1.75%
Effect of merger-related charges, net of tax	.03	.03
Effect of other, net of tax (1)	.03	(.03)
Operating return on average assets	1.68	1.75
Effect of amortization of intangibles, net of tax (3)	.06	.05
Cash basis operating return on average tangible assets	1.74	1.80

Return on average equity	17.06%	18.87%
Effect of merger-related charges, net of tax	.27	.31
Effect of other, net of tax (1)	.36	(.29)
Operating return on average equity	17.69	18.89
Effect of amortization of intangibles, net of tax (3)	6.12	4.81
Cash basis operating return on average tangible equity	23.81	23.70

Efficiency ratio (taxable equivalent) (2)	52.8%	50.4%
Effect of merger-related charges	(.7)	(.7)
Effect of other (1)	(.8)	.2
Operating efficiency ratio (2)	51.3	49.9
Effect of amortization of intangibles	(.6)	(.5)
Cash basis operating efficiency ratio (2)	50.7	49.4

Fee income ratio (2)	38.5%	34.5%
Effect of other (1)	--	(.3)
Operating fee income ratio (2)	38.5	34.2

Basic earnings per share	$1.37	$1.35
Effect of merger-related charges, net of tax	.02	.03
Effect of other, net of tax (1)	.03	(.02)
Operating basic earnings per share	1.42	1.36

Diluted earnings per share	$1.36	$1.34
Effect of merger-related charges, net of tax	.02	.02
Effect of other, net of tax (1)	.03	(.02)
Operating diluted earnings per share	1.41	1.34
Effect of amortization of intangibles, net of tax	.01	.01
Cash basis operating diluted earnings per share	1.42	1.35

NOTES:		Applicable ratios are annualized.
	(1)	Reflects nonrecurring contributions made by an affiliated trust in 2003 and the effect of a $9.8 million gain resulting from the cumulative effect of adopting a new accounting standard in 2002.
	(2)	Excludes securities gains (losses), foreclosed property expense, and provisions for the impairment of mortgage servicing rights. Operating and cash basis ratios also exclude merger-related and other nonrecurring charges.
	(3)	Reflects the effect of excluding intangible assets from average assets and average equity to calculate cash basis ratios.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ SHERRY A. KELLETT

                                                                                Sherry A. Kellett
                                                                                Senior Executive Vice President and Controller
                                                                                (Principal Accounting Officer)

Date:       July 15, 2003